SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                       -------------------------------

                        Date of Report: January 26, 2001



                                 LCA Group Inc.
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            (Exact name of registrant as specified in its charter)



Delaware                                001-06725              51-0305205
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification
Number)


101 Wood Avenue South, Iselin, N.J.                           08830-0169
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:          (732) 767-0700
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Item 5.     Other Events.
            ------------

            On January 25, 2001, U.S. Industries, Inc. ("USI") announced that it will delay closing of the previously announced spin-off of LCA Group Inc. to USI's shareholders. The spin-off was originally anticipated to occur on January 31, 2001. A copy of USI's press release is attached hereto and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)   Exhibits

      99.1  U.S. Industries, Inc. Press Release, dated January 25, 2001.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       LCA Group Inc.



                                       By:  /s/   Steven C. Barre
                                          ------------------------------------
                                          Name:  Steven C. Barre
                                          Title:    Senior Vice President,
                                          General Counsel and Secretary


Date: January 26, 2001




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                                  EXHIBIT INDEX

Item No.

99.1  U.S. Industries, Inc. Press Release, dated January 25, 2001.